Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

Registration Statement (Form S-8 No. 333-1353359) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-28859) pertaining to the IBERIABANK Corporation 1996 Stock Option Plan;

Registration Statement (Form S-8 No. 333-64402) pertaining to the IBERIABANK Corporation 2001 Incentive Compensation Plan;

Registration Statement (Form S-8 No. 333-117356) pertaining to the IBERIABANK Corporation Stock Purchase Warrants;

Registration Statement (Form S-8 No. 333-130273) pertaining to the IBERIABANK Corporation 2005 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-79811) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-81315) pertaining to the IBERIABANK Corporation 1999 Stock Option Plan;

Registration Statement (Form S-8 No. 333-41970) pertaining to the IBERIABANK Corporation Supplemental Stock Option Plan;

Registration Statement (Form S-8 No. 333-148635) pertaining to the IBERIABANK Corporation Deferred Compensation Plan;

Registration Statement (Form S-8 No. 333-151754) pertaining to the IBERIABANK Corporation 2008 Incentive Compensation Plan;

Registration Statement (Form S-3 No. 333-155443) pertaining to the IBERIABANK Corporation shelf registration statement;

Registration Statement (Form S-3 No. 333-160316) pertaining to the IBERIABANK Corporation shelf registration statement;

Registration Statement (Form S-3 No. 333-158064) pertaining to the IBERIABANK Corporation shelf registration statement;

of our report dated February 25, 2010, with respect to the statement of assets acquired and liabilities assumed by Iberiabank (a wholly owned subsidiary of Iberiabank Corporation) pursuant to the Purchase and Assumption Agreement dated August 21, 2009, included in this Form 8-K/A.

/s/ Ernst & Young, LLP

New Orleans, Louisiana

February 25, 2010